SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 20, 1998
                           ---------------------------
                                (Date of Report)



                                EATON VANCE CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Maryland                1-8100                     04-2718215
--------------------     ----------------      --------------------------------
(State or other         (Commission File      (IRS Employer Identification No.)
  jurisdiction of         Number)
  incorporation)


 24 Federal Street, Boston, Massachusetts                           02110
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)



                                 (617) 482-8260
                -------------------------------------------------
                Registrant's telephone number, including area code



                               Page 1 of 4 pages

                       INFORMATION INCLUDED IN THE REPORT



Item 5.           Other Events
-------           ------------

                  Registrant's financial statements will be affected by the October 8, 1998 Financial Accounting Standards Board staff announcement (Topic No. D-76), a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

                  The effect of the accounting change required by this announcement is described in registrant's news release of October 13, 1998, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

                  (c)  The  exhibits  are  furnished  in  accordance   with  the
provisions of Item 601 of Regulation S-K and are set forth in the Exhibit Index and are incorporated herein by reference.



                               Page 2 of 4 pages

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EATON VANCE CORP.
                                                (Registrant)


Date: October 20, 1998                 /s/ William M. Steul
                                       -------------------------------------
                                       William M. Steul, Chief Financial Officer



                               Page 3 of 4 Pages

                                  EXHIBIT INDEX


         Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following Exhibits are filed as part of this report:


Exhibit No.                Description
-----------                -----------

     99.1. Copy of Financial Accounting Standards Board staff announcement (Topic No. D-76) dated October 8, 1998.

     99.2. Copy of registrant's news release dated October 13, 1998.


                               Page 4 of 4 pages